United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K/A


CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 1998

MIDDLE BAY OIL COMPANY, INC.
(Exact name of registrant as specified in charter)


       Alabama                 0-21702                    63-1081013
   (State or other            (Commission                (IRS Employer
     jurisdiction             File Number)               Identification No.)
   of incorporation)

                1221 Lamar Street, Suite 1020, Houston, TX 77010
                    (Address of principal executive offices)

         Registrant's telephone number, including area code: (713) 759-6808

         Former name or former address, if changed since last report: N/A

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION, AND EXHIBITS



         (B)      PRO FORMA FINANCIAL INFORMATION


                              MIDDLE BAY OIL COMPANY, INC.
                   Unaudited Condensed Pro Forma Financial Statements

     As discussed in Item 2 of Form 8-K filed with the commission on May 6, 1998, Middle Bay Oil Company, Inc, ("Middle Bay") acquired on March 27, 1998, 1,064,432 shares of the common stock of Enex Resources Corporation, a Delaware corporation, ("Enex"), for $15,966,480 or $15 per share pursuant to Middle Bay's tender offer (the "tender offer") which began on February 19, 1998. The Enex shares acquired by Middle Bay represent 79.2% of the total outstanding Enex common shares. Enex is the general partner of Enex Consolidated Partners, L.P., (the "Enex Partnership"), a New Jersey Limited Partnership whose principal business is oil and gas production. Enex's general partner interest is 4.1%. Enex also owns an approximate 55% interest in the partnership as a limited partner.

     The following pro forma data presents the results of the Company for the year ended December 31, 1997 and for the three months ended March 31, 1998, as if the Enex acquisition had occurred on January 1, 1997. The pro forma financial statements are also based, in part, on the historical financial statements of Shore Oil Company ("Shore") and Bison Energy Corp. ("Bison"). Middle Bay acquired 100% of Shore effective June 30, 1997 and 100% of Bison effective February 28, 1997. Such historical financial statements for the Shore merger are included in the Form 8-K/A filed by Middle Bay on September 3. 1997 and such historical financial statements for the Bison merger are included in the Form 8-K/A filed by Middle Bay on April 25, 1997.


     The proforma results are presented for comparative purposes only and are not necessarily indicative of the results which would have been obtained had the acquisition been consummated as presented. The following data reflects pro forma adjustments for oil and gas revenues, production costs, depreciation and depletion related to the properties and business acquired, and the related income tax effects. The unaudited condensed pro forma financial statements should be read in conjunction with the notes thereto.

                                                     Middle Bay Oil Company, Inc.
                                            Unaudited Pro Forma Statement of Operations
                                             For The Three Months Ended March 31, 1998
                                               (In Thousands, Except Per Share Data)


                                                                             Enex
                                                      Acquisition   Pro Forma
REVENUES                                   Historical   of Enex    Adjustments  Notes  Pro Forma

  Oil and gas production and plant income  $    2,632       2,122            -        $     4,754
  Other revenue                                   125         682            -                807
                                           ----------   ---------     ---------        -----------

Total Revenue                                   2,757       2,804            -              5,561
                                           ----------   ---------     ---------        -----------
COSTS AND EXPENSES
  Well operating                                1,184       1,003            -              2,187
  Geological and geophysical                      746           -            -                746
  Dryhole costs                                   469           -            -                469
  Depreciation, depletion and amortization      1,118         548          269  (9)         1,968
  Interest                                        255           -          210  (10)          465
  General and administrative                    1,127       1,416            -              2,543
                                           ----------   ---------    ----------        -----------
Total Expenses                                  4,899       2,967          479              8,345
                                           ----------   ---------    ----------        -----------

INCOME (LOSS) FROM OPERATIONS                  (2,142)       (163)        (479)            (2,784)

MINORITY INTEREST                                   -        (348)          18  (12)         (330)
                                           -----------  ----------   ----------        -----------

Income (loss) before income taxes
    and investee earnings                      (2,142)       (511)        (461)            (3,114)

Income Tax (Benefit)                             (728)        (87)           -  (11)         (815)
                                           -----------  ----------   ----------        -----------

NET INCOME (LOSS)                              (1,414)       (424)        (461)            (2,299)

DIVIDENDS TO PREFERRED STOCKHOLDERS                68           -            -                 68
                                           -----------  ----------   ----------        -----------

NET LOSS AVAILABLE TO STOCKHOLDERS         $   (1,482)       (424)        (461)        $   (2,367)
                                           ===========  ==========   ==========        ===========

Weighted Average Common Shares Outstanding
   Basic                                        6,720                                       6,720
                                           ===========                                ============
   Diluted                                      6,720                                       6,720
                                           ===========                                ============

NET LOSS PER COMMON SHARE
   Basic                                   $    (0.22)                                     (0.35)
                                           ===========                               ============
   Diluted                                 $    (0.22)                                     (0.35)
                                           ===========                               ============

See Accompanying Notes.

                                                                        Middle Bay Oil Company, Inc.
                                                                        Unaudited Pro Forma Statement of Operations
                                                                        For The Year Ended December 31, 1997
                                                                        (In Thousands, Except Per Share Data)

                                                       Acquisition
                                                         of Bison   Pro Forma        Acquisition   Pro Forma
REVENUES                                    Historical   & Shore  Adjustments  Notes   of Enex   Adjustments  Notes   Pro Forma

  Oil and gas production and plant income  $   10,213     2,519            -              10,096                      $   22,828
  Other revenue                                 1,220       826          (26)    (6)       1,367                           3,387
                                           -----------   -------   ----------           ---------                     -----------

Total Revenue                                  11,433     3,345          (26)             11,463                          26,215
                                           -----------   -------   ----------           ---------                     -----------

COSTS AND EXPENSES
  Well operating                                3,849       933            -               4,774                           9,556
  Geological and geophysical                      223         -            -                   -                             223
  Abandonment costs                             1,119         2            -                   -                           1,121
  Impairments                                  21,148         -            -                   -                          21,148
  Depreciation, depletion and amortization      4,567       582        1,163    (1)        1,634         750    (9)        8,696
  Interest                                        671       160          (70)   (3)            -         997    (10)       1,758
  General and administrative                    2,880       603          (21)   (6)        2,061                           5,523
                                           -----------   -------   ----------            --------   ---------          ----------

Total Expenses                                 34,457     2,280        1,072               8,469       1,747              48,025
                                           -----------   -------   ----------            --------   ---------          ----------

INCOME (LOSS) FROM OPERATIONS                 (23,024)    1,065       (1,098)              2,994      (1,747)            (21,810)

MINORITY INTEREST                                   -         -            -              (1,013)       (409)   (12)      (1,422)
                                              --------   -------   ----------            --------   ---------          ----------

Income (loss) before income taxes
    and investee earnings                     (23,024)    1,065       (1,098)              1,981      (2,156)            (23,232)

Equity in net earnings of equity investees          -        37          (37)   (7)            -           -                   0

INCOME TAX EXPENSE (BENEFIT)                   (7,445)      302         (302)   (4)           16           -              (7,429)
                                              --------   -------   ----------             -------   ---------            --------

NET INCOME (LOSS)                             (15,579)      800         (833)              1,965      (2,000)            (15,803)

DIVIDENDS TO PREFERRED STOCKHOLDERS               605         -          173    (2)            -                             778
                                             ---------  --------   ----------            --------    --------            --------

NET LOSS AVAILABLE TO STOCKHOLDERS           $(16,184)      800       (1,006)              1,965      (2,000)           $(16,581)
                                             =========  ========   ==========            ========    ========           =========

Weighted Average Common Shares Outstanding
   Basic                                        3,397                                                                      4,439
                                             =========                                                                  =========

   Diluted                                      3,397                                                                      4,439
                                             =========                                                                  =========

NET LOSS PER COMMON SHARE
   Basic                                     $  (4.76)                                                                     (3.74)
                                             =========                                                                  =========
   Diluted                                   $  (4.76)                                                                     (3.74)
                                             =========                                                                  =========

See Accompanying Notes.

MIDDLE BAY OIL COMPANY, INC.
Notes to Unaudited Condensed Pro Forma Financial Statements

Note A - Pro Forma Adjustments for Bison and Shore Mergers

     On February 10, 1997, Middle Bay and Bison entered into a Merger Agreement whereby Bison was merged into Middle Bay, effective February 28, 1997. The merger was accounted for using the purchase method of accounting. In completing the merger, Middle Bay issued 605,556 shares of Middle Bay common stock and paid $6,654,114 in cash in exchange for all of the issued and outstanding Bison common stock.

     On June 20, 1997, Middle Bay and Shore entered into a Merger Agreement whereby Shore was merged into Middle Bay effective June 30, 1997. The merger was accounted for using the purchase method of accounting. In completing the merger Middle Bay issued 1,883,333 shares of Middle Bay common stock, 266,667 shares of Middle Bay Series B convertible preferred stock and paid $200,000 in cash in exchange for all of the issued and outstanding Shore common stock. Middle Bay also paid Shore's indebtedness to its shareholders of $2,333,303 and assumed bank debt of Shore amounting to $2,105,000.

     The mergers were accounted for as purchases of Bison and Shore by Middle Bay and as a result of the purchase method of accounting, Middle Bay's cost of acquiring Bison and Shore were allocated to assets and liabilities acquired based on estimated fair values.

     Middle Bay incurred approximately $35,000 and $38,000 in legal and accounting expenses related to the Bison and Shore mergers, respectively, which were included as a cost of the merger.

     The accompanying Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 1997 and for the three months ended March 31, 1998 have been prepared as if the Bison and Shore mergers had occurred on January 1, 1997 and reflect the following adjustments:

     (1) To adjust depletion, depreciation and amortization expense to reflect Middle Bay's purchase price allocated to property and equipment using the unit of production method utilized by Middle Bay.

     (2) To record the preferred stock dividends paid on the preferred stock issued for the cash portion of the Bison purchase price and issuded in the Shore purchase price.

     (3) To record the reduction in interest expense on the debt retired.

     (4) To adjust the provision for income taxes for the change in financial taxable income as a result of the mergers.

     (5) To reflect the impact on the weighted average common shares outstanding for the issuance of 2,488,889 shares of Middle Bay common stock in conjunction with the Bison and Shore mergers.

     (6) To remove management income for accounting and administrative functions performed by Bison for other entities. Subsequent to the merger, Bison no longer performed such functions.

     (7) To remove equity in net earnings of equity investees that were not purchased.

     (8) To reflect the issuance of 388,884 shares of Series A Preferred Stock, 266,667 Shares of Series B Preferred Stock and, 2,488,889 shares of Middle Bay common stock in conjunction with the Bison and Shore mergers. Pro Forma basic net income (loss) per common share information is computed by dividing net income (loss), adjusted for the preferred stock dividend requirement of $93,332 for the six months ended June 30, 1997 by the Pro Forma weighted average common shares outstanding. Shares issuable upon exercise of options and upon conversion of preferred stock are included in the computations of the pro forma dilutive income per common and common equivalent shares if the effect is dilutive.

Note B - Pro Forma Adjustments for Purchase of Enex

     Middle Bay Oil Company, Inc, acquired on March 27, 1998, 1,064,432 shares of the common stock of Enex Resources Corporation, a Delaware corporation, for $15,966,480 or $15 per share pursuant to Middle Bay's tender offer (the "tender offer") which began on February 19, 1998. The Enex shares acquired by Middle Bay represent 79.2% of the total outstanding Enex common shares. Enex is the general partner of Enex Consolidated Partners, L.P., a New Jersey Limited Partnership whose principal business is oil and gas production. Enex's general partner interest is 4.1%. Enex also owns an approximate 55% interest in the partnership as a limited partner.

     The cost of allocating the purchase of Enex was allocated using the purchase method of accounting based upon the fair value of the consolidating assets and liabilities of Enex with the remaining purchase price allocated to oil and gas properties. The allocation of the purchase price is summarized as follows: (in thousands)

         Working capital...........................   $       4,812
         Oil and gas properties..................            18,821
         Minority Interest..........................         (7,667)
                                                            --------
                                                      $      15,966

     The total cost of the purchase was $15.966 million. The cash portion of the cost was $1.5 million with the remaining $14.466 million derived from Middle Bay's line of credit, which has a stated interest rate of LIBOR plus 2%.

     The accompanying Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 1997 and for the three months ended March 31, 1998 have been prepared as if the Enex purchase had occurred on January 1, 1997 and reflect the following adjustments:

     (9) To adjust depletion, depreciation, and amortization to reflect Middle Bay's purchase price allocated to property and equipment using the production method utilized by Middle Bay.


     (10) To recognize the additional interest expense resulting from a $15.012 million loan against Middle Bay's line of credit at LIBOR plus 2%.

     (11) Middle Bay's 79.2% ownership of Enex will not permit consolidation of Enex with MIddle Bay for tax reporting purposes.

     (12) To recognize the portion of Enex's income/loss attributable to the minority interest shareholders in Enex.

SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       MIDDLE BAY OIL COMPANY, INC.
                                               (Registrant)

June 10, 1998                        By:    /s/ Frank C. Turner II
                                                Frank C. Turner II
                                                Vice President and
                                             Chief Financial Officer